AMENDMENT NO. 1 TO
                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2001
                                   -----------

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                    333-77499                         43-1843179
                    333-77499-01                      43-1843177
                  ---------------                  ----------------
              Commission File Number    (Federal Employer Identification Number)

                   12444 Powerscourt Drive - Suite 400
                   St. Louis, Missouri                        63131
         ----------------------------------------            --------
         (Address of Principal Executive Offices)            (Zip Code)

       (Registrant's telephone number, including area code) (314) 965-0555

ITEM 5. OTHER EVENTS.

On June 30, 2001, we completed the closing of previously announced cable-system transactions with AT&T Broadband, resulting in a net addition of approximately 554,000 customers for a purchase price consisting of $1.75 billion in cash and cable systems valued at $24 million. A copy of the press release of Charter Communications, Inc. is being filed as Exhibit 99.1 with this report.


ITEM 7. EXHIBIT.

99.1     Press release dated July 2, 2001.*

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*    filed herewith

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHARTER COMMUNICATIONS
                                  HOLDINGS, LLC, a registrant



Dated: July 6, 2001               By: /s/ KENT D. KALKWARF
                                  -------------------------------------
                                  Name: Kent D. Kalkwarf
                                  Title: Executive Vice President and Chief
                                  Financial Officer (Principal Financial Officer
                                  and Principal Accounting Officer)




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHARTER COMMUNICATIONS HOLDINGS
                                  CAPITAL CORPORATION, a registrant



Dated: July 6, 2001               By: /s/ KENT D. KALKWARF
                                  -------------------------------------
                                  Name: Kent D. Kalkwarf
                                  Title: Executive Vice President and Chief
                                  Financial Officer (Principal Financial Officer
                                  and Principal Accounting Officer)

                                  EXHIBIT INDEX



EXHIBIT NUMBER    DESCRIPTION
---------------   ------------

99.1              Press release dated July 2, 2001.